AGREEMENT

                                     between

                               SALANT CORPORATION

                                       and

                      PENSION BENEFIT GUARANTY CORPORATION


                  This AGREEMENT ("Agreement") is dated as of March 24, 1999, by and between SALANT CORPORATION, a Delaware Corporation ("Salant"), and the Pension Benefit Guaranty Corporation ("PBGC").

                               W I T N E S S E T H

                  WHEREAS, the PBGC is a wholly-owned United States Government corporation, created under Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which guarantees the payment of certain pension benefits upon termination of those pension plans to which Title IV applies;

                  WHEREAS, Salant is the "contributing sponsor" (as defined in Section 4001(a)(13) of ERISA) of the Salant Corporation Retirement Plan (the "Retirement Plan") and the Salant Corporation Pension Plan (the "Pension Plan" and together with the Retirement Plan, the "Plans");

                  WHEREAS, as a result of the closing, on or about June 1, 1996, of Salant's Thompson Company division, the number of active participants in the Pension Plan was, as of such date, reduced to less than eighty percent (80%) of the number of active participants in such Plan as of January 1, 1996, which resulted in the occurrence of a reportable event (the "Thompson Reportable Event") with respect to the Pension Plan and in respect of which Salant provided notice to the PBGC pursuant to Section 4043 of ERISA;

                  WHEREAS, in connection with the consummation of the First Amended Chapter 11 Plan of Reorganization for Salant, dated February 3, 1999 (the "Plan of Reorganization"), Salant intends, prior to and/or following the effective date (the "Effective Date") of the Plan of Reorganization, to sell or otherwise dispose of certain of its businesses not related to the Perry Ellis menswear business, specifically, the non-Perry Ellis dress shirt business, the Children's Group and the Bottoms Division and Accessories Division of Salant's Menswear Group (each such sale or disposition a "Proposed Transaction" and all such sales and dispositions the "Proposed Transactions");

                  WHEREAS, the consummation of one or more of the Proposed Transactions may result in the occurrence of one or more additional reportable events (the "Potential Reportable Events" and together with the Thompson Reportable Event, the "Reportable Events") with respect to either or both of the Plans;

                  WHEREAS, each of the Plans is covered under Title IV of ERISA;

                  WHEREAS, in December 1998, Salant filed a voluntary petition with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code");

                  WHEREAS, the PBGC has filed proofs of claim in In Re Salant Corporation, Case No. 98-10107 (CB), now pending in the Bankruptcy Court (the "Chapter 11 Case") on behalf of itself and the Plans;

                  WHEREAS, (i) claim number 13 held by the PBGC attached hereto as Exhibit 1 is for the termination liability that the PBGC asserts would be owed by Salant to the PBGC pursuant to Sections 4062 and 4068 of ERISA, 29 U.S.C. Sections 1362 and 1368, upon a termination of either or both of the Plans; (ii) claim numbers 15 and 16 held by the PBGC attached hereto as Exhibits 2 and 3, respectively, are for the minimum funding contributions that the PBGC asserts are owed by Salant to the Plans pursuant to Section 302 of ERISA, 29 U.S.C. Section 1082, and Section 412 of the Internal Revenue Code of 1986, as amended (the "Code"), 26 U.S.C. Section 412; (iii) claim number 17 held by the PBGC attached hereto as Exhibit 4 is for the premiums, interest and penalties that the PBGC asserts are owed by Salant to the PBGC pursuant to Sections 4007(a), (b) and (e) of ERISA, 29 U.S.C. 1307(a), (b) and (e), and PBGC Regulation Section 4007.12(a), 29 C.F.R. Section 4007.12(a); and (iv) claim number 439 held by the PBGC attached hereto as Exhibit 5 is for the liability that the PBGC asserts may be owed by Salant pursuant to Section 4063 of ERISA, 29 U.S.C. Section 1363, as a result of the occurrence of the Reportable Events (claim numbers 13, 15 through 17 and 439 collectively the "Filed Claims"); and

                  WHEREAS, Salant and the PBGC desire to address the issues giving rise to the claims, and eliminate the need for the PBGC to have any claims, including, without limitation, the Filed Claims, relating to the Plans and arising out of any state of facts existing or event occurring on or before Effective Date; and

                  WHEREAS, Salant and the PBGC believe that entering into this Agreement is in the best interests of the participants of the Plans, Salant and the PBGC;

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the receipt, adequacy and sufficiency of which are hereby acknowledged, and intending to be legally bound, Salant, as Debtor and on behalf of the Reorganized Salant, and the PBGC hereby agree as follows:

         1.       Definitions.

                  As used in this Agreement, the following terms shall have the meanings set forth below:

    "Agreement" shall have the meaning set forth in the Preamble hereto.

    "Code" shall have the meaning set forth in the Recitals hereto.

     "ERISA" shall have the meaning set forth in the Recitals hereto.

     "IRS Agreement" means the agreement made as of July 13, 1994, among Salant and Denton Mills, Inc. and the Internal Revenue Service as in effect from time to time.

     "Letter of Credit" shall have the meaning set forth in Section 3(a) hereof.

     "PBGC" shall have the meaning set forth in the Preamble hereto.

     "Pension Plan," "Retirement Plan" and "Plans" shall have the meanings set forth in the Recitals hereto.

     "Plan Year" means for each Plan, the calendar year, or such other twelve-month period specified in each Plan as amended, supplemented or modified from time to time.

                  "Replacement Letter of Credit" shall have the meaning set forth in Section 3(b) hereof.

     "Reportable Event" shall have the meaning set forth in the Recitals hereto.

     "Salant" shall have the meaning set forth in the Preamble hereto.

     "Termination Date" shall have the meaning set forth in Section 4 hereof.

                  "Termination Liability" means the joint and several liability of Salant and each member of its "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) under Section 4062 of ERISA in respect of the Plans determined as of the date of the termination of the Plans under Section 4048 of ERISA during the term of the Agreement.

                  "Total Unfunded Liabilities" means aggregate unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA) with respect to both of the Plans, and disregarding a Plan with no unfunded benefit liabilities.

         2. Effectiveness of this Agreement.

     This Agreement is enforceable pursuant to its terms, and is contingent upon consummation of the Plan of Reorganization; provided, however, that in no event shall this Agreement be effective without its having been approved by the Bankruptcy Court, which approval shall be evidenced either by the confirmation order or an order entered under Bankruptcy Rule 9019. Provided the Effective Date shall have occurred, the effective date of this Agreement shall be as of the date of entry of an order confirming the Plan of Reorganization. This is the "PBGC Agreement" defined in Article One of the Plan of Reorganization, and referred to in Section 6.5 of the Plan of Reorganization.

         3. Letter of Credit to the PBGC.

                  (a) (i) General terms. On or before the effective date of this Agreement, Salant will provide, a one-year renewable standby letter of credit arranged by CIT Group/Commercial Services, Inc., or such other financial institution as may be reasonably acceptable to the PBGC, in the form to be mutually agreed upon prior to the Effective Date (the "Letter of Credit") in the amount of $2.25 million to secure the obligations of Salant for the Termination Liability.

                           (ii)     Drawing  on Letter of  Credit.  The PBGC may
draw on the Letter of Credit(or any Replacement Letter of Credit) only as follows:

                                (A) Upon the  receipt by the PBGC of a Notice of
Intent to Terminate one or both
         of the Plans in a distress termination under Section 4041(c) of ERISA;

                                (B) Upon the issuance by the PBGC of a Notice of
Determination that one or both of the Plans should be terminated in an involuntary termination under Section 4042 of ERISA; or

                                (C) Under the circumstances described in Section
3(b)(ii).

                  Any drawing on the Letter of Credit or the Replacement Letter of Credit shall be pursuant to a Certificate for Drawing in the form to be mutually agreed upon prior to the Effective Date delivered to the bank or other financial institution issuing the Letter of Credit or the Replacement Letter of Credit. The PBGC shall not present a Certificate for Drawing to the issuing entity unless one of the conditions described in Section 3(a)(ii) have been satisfied. The PBGC shall deliver a copy of any Certificate for Drawing to Salant within one (1) business day of its presentment to the issuing bank.

                  (b)      Replacement

     (i) The Letter of Credit provided for in Section 3(a) shall provide that the issuing entity shall notify the PBGC at least sixty (60) days in advance of the anniversary date of the Letter of Credit as to whether or not the Letter of Credit will be extended. If the issuing entity provides notice that the Letter of Credit will not be extended, Salant shall obtain from a financial institution reasonably acceptable to the PBGC a replacement letter of credit (substantially identical in terms and identical in amount to the then outstanding Letter of Credit) (the "Replacement Letter of Credit") for the benefit of the PBGC at least thirty (30) days before the anniversary date of the Letter of Credit then outstanding. Such Replacement Letter of Credit shall become effective upon the anniversary date of the Letter of Credit then outstanding. Upon the issuance of a Replacement Letter of Credit, it shall be deemed for purposes of this Agreement to be a Letter of Credit issued pursuant to Section 3(a).

                           (ii) The  Letter of Credit  provided  for in  Section
3(a) shall further provide that
if, under the circumstances described in Section 3(b)(i), the Replacement Letter of Credit is not obtained at least thirty (30) days before the anniversary date of the Letter of Credit then outstanding, the PBGC may draw down the full amount of the Letter of Credit within the thirty (30) day period prior to the anniversary date.

                  (c) Amounts received by PBGC pursuant to a draw of any Letter of Credit under this Agreement shall be held in an interest-bearing escrow account maintained at the State Street Bank in the name of the PBGC. PBGC may withdraw amounts after termination of the one or both of the Plans to satisfy the Termination Liability thereunder. The amounts shall stay in the escrow account and the escrow account shall not be closed until such time as:

  (i)   the Termination Liabilities under both of the Plan have been satisfied;

  (ii)  this Agreement expires in accordance with Section 4,

whichever event occurs soonest.

At the time the escrow account is closed, PBGC shall return any remaining amounts held therein to Reorganized Salant, provided, however, that in the event the termination of one or both of the Plans has been proposed as contemplated in section 3(a)(ii)(A) or (B), but said plan termination has not been made final by agreement or court order, and this Agreement expires in accordance with the terms of Section 4, the escrow account shall not end until the proposed termination action is complete and PBGC has had a reasonable opportunity to apply amounts therein to the Termination Liability of one or both of the Plans, if appropriate.

         4.       Term of Agreement.

                  This Agreement shall commence as provided in Section 2 and will terminate upon the earliest of (a), (b), (c), or (d), below, provided that Reorganized Salant is in full compliance with the Agreement, but in the case of
(a), (c), and (d), no earlier than five (5) years after the Effective Date of the Plan of Reorganization (the "Termination Date"):

                  (a) The Total Unfunded Liabilities, as calculated at the end of the Plan Year for two consecutive years, is zero (0); provided, however, that if the Total Unfunded Liabilities of the Plan as of the last day of the Plan Year for two consecutive years is less than $1,000,000, Salant will have satisfied the conditions of this paragraph provided it has contributed in cash an amount equal to the Total Unfunded Liabilities no later than September 15 of the first calendar year following the end of such two-Plan-Year period; or

(b) The last date on which PBGC receives a Post Distribution Certification for the Plans pursuant to 29 CFR ss. 4041.29 indicating that the Plans have been successfully terminated in standard terminations under Section 4041(b) of ERISA; or

                  (c) Upon receipt by PBGC of written evidence from the applicable rating agencies that one of the following two conditions has been satisfied:

     (i) Salant has a rating on its unsecured debt at the rating level (or better) of BBB from Standard & Poor's or Baa2 from Moody's;

                           (ii) In the  event  there  is no such  rating  on its
unsecured debt, Salant obtains a
private rating on a hypothetical issue of unsecured debt of at least $50 million at the rating level (or better) of BBB from Standard & Poor's or Baa2 from Moody's; or

                  (d) If there is a change of the Salant controlled group for purposes of Title IV of ERISA and the unsecured debt of the new controlled group has been rated BBB by Standard & Poor's or Baa2 by Moody's, or better, for the two consecutive years prior to a rating date (which rating date is subsequent to the date of the change of the controlled group), and such ratings are reaffirmed taking into account the change in the controlled group.

         5.       Notice and Information to PBGC.

                  Until this Agreement is terminated, Salant shall deliver or cause to be delivered to the Director of the Corporate Finance & Negotiations Department ("CFND") of the PBGC the following:

     (a) Copies of any notices of reportable events at the time they are filed;

                 (b) Written notice no later than thirty (30) days prior to any pension plan merger or spinoff or any transaction that would have the effect of transferring more than three percent (3%) of the assets and liabilities of either of the Plans;

                  (c) Written notice thirty (30) days prior to any change in any of the Plans' actuarial assumptions or methods for the purpose of the minimum funding standard of Section 412 of the Code, other than changes that are required by law, which change shall be subject to PBGC's consent, with consent not to be unreasonably withheld; PBGC shall communicate its response to any requested changes within fifteen (15) days after the receipt by CFND of the Salant notice.

                  (d) For each Plan Year, Form 5500 for each Plan (or its successors), promptly after filing with the IRS, but no later than October 31 of the following Plan Year and the most recent Actuarial Valuation Report for the Plans within ten (10) days of its receipt by Salant, but not later than December 31 of that Plan Year.

     (e) Copy of any amendment to a Plan or an appropriate summary thereof within ten (10) days of adoption.

                  (f) Written notice of the date and amount of contributions made to the Plans within ten (10) business days after the contribution is made or written notice of failure to make any contribution within (5) business days after the due date.

                  (g) Written notice within thirty (30) days prior to a transaction that would result in a change in the Plans' contributing sponsor or in Reorganized Salant's controlled group.

                  (h) Written notice sixty (60) days prior to the anniversary date of the issuance of any outstanding Letter of Credit as to whether or not the Letter of Credit will be renewed.

         6.       Covenants and Agreements of Salant.
     (a) From and after the Effective Date, the Reorganized Salant will assume Salant's obligations under ERISA with respect to the Pension Plans, including becoming the contributing sponsor of the Pension Plans. The Reorganized Salant intends to continue as the contributing sponsor of each of the Plans and, for so long as it maintains the Plans, Reorganized Salant shall fund each of the Plans in accordance with applicable law ( including, without limitation, the minimum funding requirements set forth in Section 302 of ERISA and Section 412 of the
Code); provided, however, that nothing herein shall preclude the Reorganized Salant (or any successor to the Reorganized Salant or to the business of Reorganized Salant) from terminating or transferring the sponsorship of either or both of the Plans in accordance with applicable law.
     (b) The Reorganized Salant will continue to honor all of the terms and conditions of the IRS Agreement, and shall continue to make all contributions required to be made to each of the Plans under the IRS Agreement, as such agreement shall from time to time be in effect.
     (c) Salant agrees that its obligations to the Plans, including any obligations under the IRS Agreement, shall not be discharged by reason of the confirmation of the Plan of Reorganization, and such obligations shall remain in full force and effect, and may be enforced against the Reorganized Salant in accordance with applicable law regardless of any provision of the Plan of Reorganization.
        7. Covenants and Agreements of the PBGC.
     (a) The Filed Claims shall be withdrawn by the PBGC no later than the Effective Date and shall not be re-filed nor shall any additional proofs of claims be filed by the PBGC in the Chapter 11 Case.
     (b) In consideration of the covenants and agreements of Salant as provided herein, the PBGC shall not take any action pursuant to Title IV of ERISA or otherwise with respect to the Plans arising out of (i) any state of facts existing or event occurring on or before the Effective Date or (ii) the Reportable Events (whether occurring before or after the Effective Date).
     (c) The PBGC will support confirmation of, and vote to accept, the Plan of Reorganization, provided the Plan of Reorganization is not amended to change substantively the obligations of Salant and the Reorganized Salant with respect to the Plans or the PBGC.
         8.       Retention of Rights.
     Nothing in this Agreement shall limit or impair the rights of the PBGC to take any action in accordance with applicable law in respect of the Plans based upon any event (other than the Reportable Events) occurring after the Effective Date.
        9.       No Admission of Liability.
     This Agreement is not and shall not be construed as or deemed to be an admission or concession by or on the part of any party of any liability or the applicability of any provision of ERISA or other applicable law in connection with any matter described in this Agreement, and each party expressly denies any liability whatsoever.
         10.      Notices.
     Any notices, requests or other communication hereunder shall be in writing, and shall be deemed to have been duly given when mailed by registered or certified mail postage prepaid, or upon receipt if overnight delivery service or facsimile is used, addressed as follows:
                  To the PBGC:

                                    Director
                  Corporate Finance and Negotiations Department
                      Pension Benefit Guaranty Corporation
                          1200 K Street N.W., Suite 270
                           Washington, D.C. 20005-4026
                            Facsimile: (202) 842-2643

                  To Salant:

                                            Salant Corporation
                                            1155 Avenue of the Americas
                                            New York, New York  10019
                                            Telephone:  (212) 221-5367
                                            Facsimile:  (212) 221-5369
                                            Attn:  Awadhesh Sinha

                                            With a copy to:

                                            Fried, Frank, Harris, Shriver
                                            & Jacobson
                                            One New York Plaza
                                            New York, New York 10004-1980
                                            Telephone:  (212) 859-8202
                                            Facsimile:  (212) 859-8589
                                            Attn:  Donald P. Carleen, Esq.

         11.      Miscellaneous.

     (a) This Agreement constitutes the entire final agreement between the parties hereto with respect to the matters provided for herein, and no other agreement or understanding, written or oral, exists except as expressly set forth herein.
     (b) This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the Code, ERISA and other applicable federal law.
     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision or provisions of this Agreement, which shall remain in full force and effect.
     (d) This Agreement shall not be modified or amended, except by a written instrument signed by the parties hereto.
     (e) This Agreement shall inure to the benefit of, and may be enforced solely by the parties hereto, and, in each case, their respective successors and assigns.
     (f) The captions used herein are for reference only and shall not in any way affect the meaning or construction of any provision of this Agreement.
     (g) This Agreement may be executed in any number of identical counterparts, each of which shall be deemed an original as against the party who signed it, and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year indicated below.

                                            SALANT CORPORATION


                                            By:
                                            Title:



                                            PENSION BENEFIT GUARANTY CORPORATION


                                            By:
                                            Title:

                                                                       EXHIBIT 1


FORM B10 (Official Form 10)(4/98)
--------------------------------------------------------------------------------
United States Bankruptcy Court   SOUTHERN District of NEW YORK    PROOF OF CLAIM
--------------------------------------------------------------------------------
Name of Debtor                         Case Number

SALANT CORPORATION                     98-10107 (CB)
----------------------------------------------------------------
Note:  This form should not be sued to make a claim for an
administrative expense arising after the commencement of the case.  A "request" for payment of an administrative expense may be filed pursuant to 11 U.S.C. Section 503.
----------------------------------------------------------------
Name of Creditor (The person or        [ ] Check box if you are
other entity to whom the debtor            aware that anyone else
owes money or property):                   has filed a proof of
                                           claim relating to your
PENSION BENEFIT GUARANTY                   claim.  Attach copy
CORPORATION                                of statement giving
                                           particulars.
-------------------------------------
Name and address where notices
should be sent:                        [X] Check box if you have
                                           never received any
Pension Benefit Guaranty Corporation       notices from the
Office of the General Counsel,             bankruptcy court in
Attn:  Bruce H. James, Esq.                this case.
1200 K. Street, N.W., Suite 3105
Washington, D.C. 20005-4026            [ ] Check box if the
                                           address differs from
                                           the address on the
                                           envelope sent to you
                                           by the court.
Telephone number:
     202-326-4020, ext. 3235
--------------------------------------------------------------------------------
Account or other number by which       Check here     [ ] replaces
creditor identifies debtor:            if this claim  [ ] amends a previously
                                                          filed claim,
                                                          dated: _______________
--------------------------------------------------------------------------------
1.  Basis for Claim
    [ ] Goods sold                     [ ] Retiree benefits as defined in
    [ ] Services performed                 11 U.S.C. Section 1114(a)
    [ ] Money loaned                   [ ] Wages, salaries, and compensation
    [ ] Personal injury/wrongful           (fill out below)
        death
    [ ] Taxes                              Your SS#: _____ ______ _______
    [X] Other                              Unpaid Compensation for services
             Statutory liability           performed
             under 29 U.S.C.               from ______________ to ______________
             Sections 1362, 1368                    (date)           (date)
             (see attached
             statement)

--------------------------------------------------------------------------------
2.  Date debt was incurred:             3.  If court judgment, date obtained:

    Arises on pension plan
    termination (see attached
    statement)
--------------------------------------------------------------------------------
4.  Total Amount of Claim at Time Case Filed:       $27,500,000
                                                     ----------

    If all or part of your claim is secured or entitled to priority, also complete Item 5 or 6 below.

[ ] Check this box if claim includes interest or other charges in addition to the principal amount of the claim. Attach itemized statement of all interest or additional charges
--------------------------------------------------------------------------------
5.  Secured Claim.

[ ] Check this box if your claim is secured by collateral (including a right of setoff).

    Brief Description of Collateral:

    [ ] Real Estate      [ ] Motor Vehicle

        [ ] Other ___________________

    Value of Collateral:  $_____________________



Amount of arrearage and other charges at time case filed included in secured claim, if any: $______________________
--------------------------------------------------------------------------------
6.  Unsecured Priority Claim.

[X] Check this box if you have an unsecured priority claim

    Amount entitled to priority $  27,500,000
                                   ----------
    Specify the priority of the claim:

[ ] Wages, salaries, or commissions (up to $4300), * earned within 90 days before filing of the bankruptcy petition or cessation of the debtor's business, whichever is earlier -- 11 U.S.C. Section 507(a)(3).

[ ] Contributions to an employee benefit plan -- 11 U.S.C. Section 507(a)(4).

[ ] Up to $1,950* of deposits toward purchase, lease, or rental of property or services for personal, family, or household use -- 11 U.S.C.
    Section 507(a)(6)

[ ] Alimony, maintenance, or support owed to a spouse, former spouse, or child -- 11 U.S.C. Section 507(a)(7).

[X] Taxes or penalties owed to governmental units -- 11 U.S.C.
    Section 507(a)(8).

[X] Other -- Specify applicable paragraph of 11 U.S.C. Section 507(a)
    (1), 503(b)(1)
    --------------

(see attached statement)
*  Amounts are subject to adjustment on 4/1/98 and every 3 years thereafter with respect to cases commenced on or after the date of adjustment.
--------------------------------------------------------------------------------
7.  Credits:  The amount of all payments on this      THIS SPACE IS FOR
    claim has been credited and deducted for          COURT USE ONLY
    the purpose of making this proof of claim.

8.  Supporting Documents:  Attach copies of
    supporting documents, such as promissory notes, purchase orders, invoices, itemized statements of running accounts, contracts, court judgments, mortgages, security agreements, and evidence of perfection of lien. DO NOT SEND
    ORIGINAL DOCUMENTS.  If the documents
    are not available, explain.  If the
    documents are voluminous, attach
    a summary.

9.  Date-Stamped Copy:  To receive an
    acknowledgment of the filing of your
    claim, enclose a stamped,
    self-addressed envelope and copy
    of this proof of claim.
-------------------------------------------------
Date           Sign and print the name and title,
               if any, of the creditor or other
               person authorized to file this
               claim (attach copy of power of
               attorney, if any):

               Stephen D. Schreiber
               Assistant General Counsel
--------------------------------------------------------------------------------
Penalty for presenting fraudulent claim: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. Sections 152 and 3571.
--------------------------------------------------------------------------------

Bruce H. James (BJ-2184)
Pension Benefit Guaranty Corporation
Office of the Counsel
1200 K Street, NW, Suite 3105
Washington, DC 20005-4026
(202) 326-4020, ext. 3235

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

IN RE
    SALANT CORPORATION,

Debtor.

Chapter 11
Case No. 98B 10107(CB)

                                           STATEMENT IN SUPPORT OF CLAIM

          The Pension Benefit Guaranty Corporation ("PBGC") hereby sets forth its claim against Salant Corporation (hereinafter the "Debtor"), stating:

          1. PBGC is a wholly-owned United States Government corporation created under Title IV of the Employee Retirement income Security Act of 1974 ("ERISA"), 29 U.S.C. ss.ss. 1301-1461 (1994 and Supp. II 1996), to administer the mandatory pension plan termination insurance program established under Title IV of ERISA. The PBGC guarantees the payment of certain pension benefits upon termination of a pension plan to which Title IV applies. See 29 U.S.C. ss.ss. 1321, 1322.

          2. The Salant Corporation Pension Plan (the "Hourly Plan") and the Salant Corporation Retirement Plan (the "Salaried Plan") (collectively the "Plans") are tax-qualified, single employer, defined benefit pension plans covered by Title IV of ERISA. 29 U.S.C. ss. 1321.

         3. The Debtor is the contributing sponsor of the Plans, within the meaning of 29 U.S.C. ss. 1301(a)(13).

         4. This claim is contingent on the termination of either of the Plans, or both, in accordance with 29 U. S.C. ss.ss. 1341 (c), 1342, prior to the effective date of a plan of reorganization. If and when date(s) of plan termination is/are established, pursuant to 29 U.S.C. ss. 1348, the PBGC will amend this claim as necessary.

         5. On information and belief, the assets of each of the Plans are not sufficient to discharge when due all of the benefit liabilities of that pension plan.

         6. Under 29 U.S.C. ss. 1362(b), the contributing sponsor of a plan and each member of the contributing sponsor's controlled group is jointly and severally liable to the PBGC for the amount by which the assets of a terminated pension plan are insufficient to cover the plan's benefit liabilities to participants on the date of plan termination ("Unfunded Benefit Liabilities"), plus interest from the termination date.

         7. Under 29 U.S.C. ss. 1368, if any liable party fails to pay the amount of its debt under 29 U.S.C. ss. 1362(b), after demand by the PBGC, the PBGC has a lien to the extent such amount does not exceed 30 percent of the collective net worth of all persons described in ERISA ss. 4062(a), 29 U.S.C. ss.1362(a). The lien created by 29 U.S C. ss. 1368 arises as of the date of plan termination on all property and rights to property of those persons and is "treated in the same manner as a tax due and owing to the United States for purposes of Title 11 [of the United States Code]." 29 U.S.C. ss. 1368(c)(2).

         8. By filing this claim, the PBGC asserts that the Debtor is liable to the PBGC pursuant to ERISA ss.ss. 4062 and 4068, 29 U.S.C. ss.ss. 1362 and 1368, and demands payment of that liability from the Debtor and all members of its controlled group.

          9. This debt to the PBGC will arise, the administration of the estate and, therefore, will be entitled to priority as a tax incurred by the estate pursuant to 11 U.S.C. ss.ss. 503(b)(1)(B) and 507(a)(1), up to the amount described above in paragraph 7.

          10. Alternatively, in the event that the claim or any part of it is determined not to be entitled to priority under 11 U.S.C. ss.ss. 503(b)(1)(B) and 507(a)(1), then, to the extent such claim or part thereof does not exceed the amount described in paragraph 7, such claim or part is hereby filed and asserted as a priority claim under 11 U.S.C. ss. 507(a)(8).

          11. Any amount of Unfunded Benefit Liabilities which is determined not to be entitled to priority is hereby filed as a general unsecured claim.

          12. The PBGC  estimates that the Unfunded  Benefit  Liabilities of the
Hourly Plan and the Salaried Plan are $10,100,000, and $17,400,000, respectively. This estimate is based upon actuarial information prepared by the Debtor and, where applicable, adjusted by the PBGC. It is subject to amendment after a date of plan termination is established and upon completion of any inquiry to be carried out by the PBGC.

          13. The amount of this claim may be subject to reduction upon determination by the PBGC of the value, if any, of the claim for unpaid minimum funding contributions in this case. That claim is being filed in a separate document.

          14. The PBGC lacks sufficient information on which to estimate the collective net worth of all persons described in 29 U.S.C. ss. 1362(a), and has not received proof that the collective net worth of such persons limits the priority of this claim. If a limiting collective net worth is asserted and established pursuant to 29 U.S.C.
ss. 1362, the PBGC will amend this claim accordingly.

         15. The PBGC reserves the right to amend, modify and supplement this proof of claim and/or to file additional proofs of claim for additional claims. The filing of this claim is not intended to be and shall not be construed as (1) an election of remedy or (2) a waiver or limitation of any rights of the PBGC, the Plans or any of its beneficiaries or participants. In addition, the PBGC reserves the right to supplement this claim with additional documents.


STEPHEN D. SCHREIBER
Assistant General Counsel

BRUCE H. JAMES (BJ 2184)
Attorney

PENSION BENEFIT GUARANTY
CORPORATION
Office of the General Counsel
1200 K Street, N.W.
Washington D.C. 20005-4026
(202) 326-4020, ext. 3235
Attorneys for Claimant

                                                                       EXHIBIT 2


FORM B10 (Official Form 10)(4/98)
--------------------------------------------------------------------------------
United States Bankruptcy Court   SOUTHERN District of NEW YORK    PROOF OF CLAIM
--------------------------------------------------------------------------------
Name of Debtor                         Case Number

SALANT CORPORATION                     98-10107 (CB)
----------------------------------------------------------------
Note:  This form should not be sued to make a claim for an
administrative expense arising after the commencement of the case.  A "request" for payment of an administrative expense may be filed pursuant to 11 U.S.C. Section 503.
----------------------------------------------------------------
Name of Creditor (The person or        [ ] Check box if you are
other entity to whom the debtor            aware that anyone else
owes money or property):                   has filed a proof of
                                           claim relating to your
PENSION BENEFIT GUARANTY                   claim.  Attach copy
CORPORATION                                of statement giving
                                           particulars.
-------------------------------------
Name and address where notices
should be sent:                        [X] Check box if you have
                                           never received any
Pension Benefit Guaranty Corporation       notices from the
Office of the General Counsel,             bankruptcy court in
Attn:  Bruce H. James, Esq.                this case.
1200 K. Street, N.W., Suite 3105
Washington, D.C. 20005-4026            [ ] Check box if the
                                           address differs from
                                           the address on the
                                           envelope sent to you
                                           by the court.
Telephone number:
     202-326-4020, ext. 3235
--------------------------------------------------------------------------------
Account or other number by which       Check here     [ ] replaces
creditor identifies debtor:            if this claim  [ ] amends a previously
                                                          filed claim,
                                                          dated: _______________
--------------------------------------------------------------------------------
1.  Basis for Claim
    [ ] Goods sold                     [ ] Retiree benefits as defined in
    [ ] Services performed                 11 U.S.C. Section 1114(a)
    [ ] Money loaned                   [ ] Wages, salaries, and compensation
    [ ] Personal injury/wrongful           (fill out below)
        death
    [ ] Taxes                              Your SS#: _____ ______ _______
    [X] Other                              Unpaid Compensation for services
             Statutory liability           performed
             under 29 U.S.C.               from ______________ to ______________
             Sections 1362, 1368                    (date)           (date)
             (see attached
             statement)

--------------------------------------------------------------------------------
2.  Date debt was incurred:             3.  If court judgment, date obtained:

    Arises from before the petition
    date through date of plan
    termination
--------------------------------------------------------------------------------
4.  Total Amount of Claim at Time Case Filed:       $UNLIQUIDATED
                                                     ------------

    If all or part of your claim is secured or entitled to priority, also complete Item 5 or 6 below.

[ ] Check this box if claim includes interest or other charges in addition to the principal amount of the claim. Attach itemized statement of all interest or additional charges
--------------------------------------------------------------------------------
5.  Secured Claim.

[ ] Check this box if your claim is secured by collateral (including a right of setoff).

    Brief Description of Collateral:

    [ ] Real Estate      [ ] Motor Vehicle

        [ ] Other ___________________

    Value of Collateral:  $_____________________



Amount of arrearage and other charges at time case filed included in secured claim, if any: $______________________
--------------------------------------------------------------------------------
6.  Unsecured Priority Claim.

[X] Check this box if you have an unsecured priority claim

    Amount entitled to priority $  UNLIQUIDATED
                                   ------------
    Specify the priority of the claim:

[ ] Wages, salaries, or commissions (up to $4300), * earned within 90 days before filing of the bankruptcy petition or cessation of the debtor's business, whichever is earlier -- 11 U.S.C. Section 507(a)(3).

[X] Contributions to an employee benefit plan -- 11 U.S.C. Section 507(a)(4).

[ ] Up to $1,950* of deposits toward purchase, lease, or rental of property or services for personal, family, or household use -- 11 U.S.C.
    Section 507(a)(6)

[ ] Alimony, maintenance, or support owed to a spouse, former spouse, or child -- 11 U.S.C. Section 507(a)(7).

[X] Taxes or penalties owed to governmental units -- 11 U.S.C.
    Section 507(a)(8).

[X] Other -- Specify applicable paragraph of 11 U.S.C. Section 507(a)
    (1), 503(b)(1)
    --------------

(see attached statement)
*  Amounts are subject to adjustment on 4/1/98 and every 3 years thereafter with respect to cases commenced on or after the date of adjustment.
--------------------------------------------------------------------------------
7.  Credits:  The amount of all payments on this      THIS SPACE IS FOR
    claim has been credited and deducted for          COURT USE ONLY
    the purpose of making this proof of claim.

8.  Supporting Documents:  Attach copies of
    supporting documents, such as promissory notes, purchase orders, invoices, itemized statements of running accounts, contracts, court judgments, mortgages, security agreements, and evidence of perfection of lien. DO NOT SEND
    ORIGINAL DOCUMENTS.  If the documents
    are not available, explain.  If the
    documents are voluminous, attach
    a summary.

9.  Date-Stamped Copy:  To receive an
    acknowledgment of the filing of your
    claim, enclose a stamped,
    self-addressed envelope and copy
    of this proof of claim.
-------------------------------------------------
Date           Sign and print the name and title,
               if any, of the creditor or other
               person authorized to file this
               claim (attach copy of power of
               attorney, if any):

               Stephen D. Schreiber
               Assistant General Counsel
--------------------------------------------------------------------------------
Penalty for presenting fraudulent claim: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. Sections 152 and 3571.
--------------------------------------------------------------------------------

Bruce H. James (BJ-2184)
Pension Benefit Guaranty Corporation
Office of the General Counsel
1200 K Street, NW, Suite 3105
Washington, DC 20005-4026
(202) 326-4020, ext. 3235

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

IN RE
    SALANT CORPORATION,

Debtor.

Chapter 11
Case No. 98 B 10107(CB)

                                           STATEMENT IN SUPPORT OF CLAIM

          The Pension Benefit Guaranty Corporation ("PBGC"), on behalf of the SALANT Corporation Pension Plan (hereinafter the "Plan"), hereby sets forth its claim against SALANT Corporation (hereinafter the "Debtor"), stating:

          1. PBGC is a wholly-owned United States Government corporation created under Title IV of the Employee Retirement income Security Act of 1974 ("ERISA"), 29 U.S.C. ss.ss. 1301-1461 (1994 & Supp. II 1996), to administer the mandatory pension plan termination insurance program established under Title IV of ERISA. The PBGC guarantees the payment of certain pension benefits upon termination of a pension plan to which Title IV applies. See 29 U.S.C. ss.ss. 1321, 1322.

          2. The Plan is a tax-qualified, single employer, defined benefit pension plan covered by Title IV of ERISA. 29 U.S.C. ss. 1321. At all relevant times, the Debtor was the contributing sponsor of the within the meaning of 29 U.S.C. ss. 1301(a)(13).

         3. The contributing sponsor and each member of its controlled group are liable to the Plan for at least the amounts necessary to satisfy ERISA's minimum funding standards ("Minimum Funding Contributions"). See 29 U.S.C. ss.ss. 1082, 1362(c); 26 U.S.C. ss. 412.

         4. The Plan may terminate. This claim is made on behalf of the Plan for unpaid Minimum Funding Contributions based on the contingency that the Plan will terminate and/or the PBGC will become trustee prior to the confirmation of a plan of reorganization in this case. See 29 U.S.C. ss.ss. 1341, 1342. If the Plan terminates, the PBGC will amend this claim as necessary.

         5. On information and belief, if the Plan terminates, the assets held under the Plan will not be sufficient to discharge when due all obligations of the Plan with respect to benefits guaranteed by the PBGC.

         6. To date, the PBGC has not calculated the amount of Minimum Funding Contributions owed with respect to the Plan.

             7. This claim is entitled to priority as follows:

A. PRIORITY UNDER 11 U.S.C. ss.ss. 503(b)(1)(A) AND 507(a)(1)

         The debt for unpaid Minimum Funding Contributions to the Plan that accrued in the ordinary course of business during the administration of the Debtor's Chapter 11 estate until the date of Plan termination is entitled to priority as an expense of administration pursuant to 11 U.S.C. ss.ss.503(b)(1)(A) and 507(a)(1).

B. PRIORITY UNDER 11 U. S. C. ss.ss. 503 (b)(1)(B) AND 507 (a)(1 )

         When the aggregate unpaid Minimum Funding Contributions for plan years beginning after 1987 exceeds $1 million, 29 U.S.C. ss. 1082(f) and 26 U.S.C. ss. 412(n) create a lien in favor of the Plan against the contributing sponsor and each member of its controlled group. Under these sections, the amount of such lien is "treated as taxes due and owing the United States." 29 U.S.C. ss. 1082(f)(4)(C); 26 U.S.C. ss.412(n)(4)(C). To the extent this debt arises during the post-petition period, it is entitled to priority pursuant to 11 U.S.C. ss.ss. 503(b)(1)(B) and 507(a)(1).

C. PRIORITY UNDER 11 U. S.C. ss. 507(a)(4)

         The debt for Unpaid Minimum Funding Contributions to the Plan that are attributable to the 180 days prior to the filing of the bankruptcy petition is entitled to priority pursuant to 11 U.S.C. ss.507(a)(4).

D. PRIORITY UNDER 11 U.S.C. ss. 507(a)(8)

         To the extent the Debtor's tax liability for unpaid Minimum Funding Contributions arose prior to the administration of the estate, it is entitled to priority pursuant to 11 U.S.C. ss. 507(a)(8)

         8. To the extent that any portion of this claim is determined not to be entitled to priority, that amount is asserted as a general unsecured claim.

         9. The PBGC is not aware of any other claim for Minimum Funding Contributions having been filed by any person on behalf of the Plan

         10. The PBGC reserves the right to amend, modify and supplement this proof of claim and/or to file additional proofs of claim. The filing of this proof of claim is not intended to be and shall not be construed as (1) an election of remedy or (2) a waiver or limitation of any rights of the PBGC, the Plan or any of its beneficiaries or participants. In addition, PBGC reserves the right to supplement this proof of claim with additional relevant documents.


STEPHEN D. SCHREIBER
Assistant General Counsel

BRUCE H. JAMES
Attorney

PENSION BENEFIT GUARANTY
CORPORATION ON BEHALF OF THE
SALANT CORPORATION
PENSION PLAN

1200 K Street, NW
Washington, DC 20005-4026
(202) 326-4020, ext. 3235
Attorneys for Claimant Pension Benefit
Guaranty Corporation

                                                                       EXHIBIT 3


FORM B10 (Official Form 10)(4/98)
--------------------------------------------------------------------------------
United States Bankruptcy Court   SOUTHERN District of NEW YORK    PROOF OF CLAIM
--------------------------------------------------------------------------------
Name of Debtor                         Case Number

SALANT CORPORATION                     98-10107 (CB)
----------------------------------------------------------------
Note:  This form should not be sued to make a claim for an
administrative expense arising after the commencement of the case.  A "request" for payment of an administrative expense may be filed pursuant to 11 U.S.C. Section 503.
----------------------------------------------------------------
Name of Creditor (The person or        [ ] Check box if you are
other entity to whom the debtor            aware that anyone else
owes money or property):                   has filed a proof of
                                           claim relating to your
PENSION BENEFIT GUARANTY                   claim.  Attach copy
CORPORATION                                of statement giving
                                           particulars.
-------------------------------------
Name and address where notices
should be sent:                        [X] Check box if you have
                                           never received any
Pension Benefit Guaranty Corporation       notices from the
Office of the General Counsel,             bankruptcy court in
Attn:  Bruce H. James, Esq.                this case.
1200 K. Street, N.W., Suite 3105
Washington, D.C. 20005-4026            [ ] Check box if the
                                           address differs from
                                           the address on the
                                           envelope sent to you
                                           by the court.
Telephone number:
     202-326-4020, ext. 3235
--------------------------------------------------------------------------------
Account or other number by which       Check here     [ ] replaces
creditor identifies debtor:            if this claim  [ ] amends a previously
                                                          filed claim,
                                                          dated: _______________
--------------------------------------------------------------------------------
1.  Basis for Claim
    [ ] Goods sold                     [ ] Retiree benefits as defined in
    [ ] Services performed                 11 U.S.C. Section 1114(a)
    [ ] Money loaned                   [ ] Wages, salaries, and compensation
    [ ] Personal injury/wrongful           (fill out below)
        death
    [ ] Taxes                              Your SS#: _____ ______ _______
    [X] Other                              Unpaid Compensation for services
             Statutory liability           performed
             under 29 U.S.C.               from ______________ to ______________
             Sections 1362, 1368                    (date)           (date)
             (see attached
             statement)

--------------------------------------------------------------------------------
2.  Date debt was incurred:             3.  If court judgment, date obtained:

    Arises from before the petition
    date through date of plan
    termination
--------------------------------------------------------------------------------
4.  Total Amount of Claim at Time Case Filed:       $UNLIQUIDATED
                                                     ------------

    If all or part of your claim is secured or entitled to priority, also complete Item 5 or 6 below.

[ ] Check this box if claim includes interest or other charges in addition to the principal amount of the claim. Attach itemized statement of all interest or additional charges
--------------------------------------------------------------------------------
5.  Secured Claim.

[ ] Check this box if your claim is secured by collateral (including a right of setoff).

    Brief Description of Collateral:

    [ ] Real Estate      [ ] Motor Vehicle

        [ ] Other ___________________

    Value of Collateral:  $_____________________



Amount of arrearage and other charges at time case filed included in secured claim, if any: $______________________
--------------------------------------------------------------------------------
6.  Unsecured Priority Claim.

[X] Check this box if you have an unsecured priority claim

    Amount entitled to priority $  UNLIQUIDATED
                                   ------------
    Specify the priority of the claim:

[ ] Wages, salaries, or commissions (up to $4300), * earned within 90 days before filing of the bankruptcy petition or cessation of the debtor's business, whichever is earlier -- 11 U.S.C. Section 507(a)(3).

[X] Contributions to an employee benefit plan -- 11 U.S.C. Section 507(a)(4).

[ ] Up to $1,950* of deposits toward purchase, lease, or rental of property or services for personal, family, or household use -- 11 U.S.C.
    Section 507(a)(6)

[ ] Alimony, maintenance, or support owed to a spouse, former spouse, or child -- 11 U.S.C. Section 507(a)(7).

[X] Taxes or penalties owed to governmental units -- 11 U.S.C.
    Section 507(a)(8).

[X] Other -- Specify applicable paragraph of 11 U.S.C. Section 507(a)
    (1), 503(b)(1)
    --------------

(see attached statement)
*  Amounts are subject to adjustment on 4/1/98 and every 3 years thereafter with respect to cases commenced on or after the date of adjustment.
--------------------------------------------------------------------------------
7.  Credits:  The amount of all payments on this      THIS SPACE IS FOR
    claim has been credited and deducted for          COURT USE ONLY
    the purpose of making this proof of claim.

8.  Supporting Documents:  Attach copies of
    supporting documents, such as promissory notes, purchase orders, invoices, itemized statements of running accounts, contracts, court judgments, mortgages, security agreements, and evidence of perfection of lien. DO NOT SEND
    ORIGINAL DOCUMENTS.  If the documents
    are not available, explain.  If the
    documents are voluminous, attach
    a summary.

9.  Date-Stamped Copy:  To receive an
    acknowledgment of the filing of your
    claim, enclose a stamped,
    self-addressed envelope and copy
    of this proof of claim.
-------------------------------------------------
Date           Sign and print the name and title,
               if any, of the creditor or other
               person authorized to file this
               claim (attach copy of power of
               attorney, if any):

               Stephen D. Schreiber
               Assistant General Counsel
--------------------------------------------------------------------------------
Penalty for presenting fraudulent claim: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. Sections 152 and 3571.
--------------------------------------------------------------------------------

Bruce H. James (BJ-2184)
Pension Benefit Guaranty Corporation
Office of the General Counsel
1200 K Street, NW, Suite 3105
Washington, DC 20005-4026
(202) 326-4020, ext. 3235

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

IN RE

SALANT CORPORATION,

Debtor.

Chapter 11
Case No. 98 B 10107(CB)

                                           STATEMENT IN SUPPORT OF CLAIM

         The Pension Benefit Guaranty Corporation ("PBGC"), on behalf of the SALANT Corporation Retirement Plan (hereinafter the "Plan"), hereby sets forth its claim against SALANT Corporation (hereinafter the "Debtor"), stating:

                  PBGC is a wholly-owned United States Government corporation created under Title IV of the Employee Retirement income Security Act of 1974 ("ERISA"), 29 U.S.C. ss.ss. 1301-1461 (1994 & Supp. II 1996), to administer the mandatory pension plan termination insurance program established under Title IV of ERISA. The PBGC guarantees the payment of certain pension benefits upon termination of a pension plan to which Title IV applies.
See 29 U.S.C. ss.ss. 1321, 1322.

         2. The Plan is a tax-qualified, single employer, defined benefit pension plan covered by Title IV of ERISA. 29 U.S.C. ss. 1321. At all relevant times, the Debtor was the contributing sponsor of the Plan within the meaning of 29 U.S.C. ss. 1301(a)(13).

         3. The contributing sponsor and each member of its controlled group are liable to the Plan for at least the amounts necessary to satisfy ERISA's minimum funding standards ("Minimum Funding Contributions"). See 29 U.S.C. ss.ss. 1082, 1362(c); 26 U.S.C. ss. 412.

         4. The Plan may terminate. This claim is made on behalf of the Plan for unpaid Minimum Funding Contributions based on the contingency that the Plan will terminate and/or the PBGC will become trustee prior to the confirmation of a plan of reorganization in this case. See 29 U. S.C. ss.ss.1341, 1342. If the Plan terminates, the PBGC will amend this claim as necessary.

         5. On information and belief, if the Plan terminates, the assets held under the Plan will not be sufficient to discharge when due all obligations of the Plan with respect to benefits guaranteed by the PBGC.

         6. To date, the PBGC has not calculated the amount of Minimum Funding Contributions owed with respect to the Plan.

         7. This claim is entitled to priority as follows:

A. PRIORITY UNDER 11 U.S.C. ss.ss. 503(b)(1)(A) AND 507(a)(1)

         The debt for unpaid Minimum Funding Contributions to the Plan that accrued in the ordinary course of business during the administration of the Debtor's Chapter 11 estate until the date of Plan termination is entitled to priority as an expense of administration pursuant to 11 U.S.C. ss.ss.503(b)(1)(A) and 507(a)(1)


B. PRIORITY UNDER 11 U.S.C. ss.ss. 503(b)(1)(B) AND 507 (a)(1)

         When the aggregate unpaid Minimum Funding Contributions for plan years beginning after 1987 exceeds $1 million, 29 U.S.C. ss. 1082(0 and 26 U.S.C. ss. 412(n) create a lien in favor of the Plan against the contributing sponsor and each member of its controlled group. Under these sections, the amount of such lien is "treated as taxes due and owing the United States." 29 U.S.C. ss. 1082(f)(4)(C); 26 U.S.C. ss.412(n)(4)(C). To the extent this debt arises during the post-petition period, it is entitled to priority pursuant to 11 U.S.C. ss.ss. 503(b)(1)(B) and 507(a)(1).

C. PRIORITY UNDER 11 U.S.C. ss. 507(a)(4)

         The debt for Unpaid Minimum Funding Contributions to the Plan that are attributable to the 180 days prior to the filing of the bankruptcy petition is entitled to priority pursuant to 11 U.S.C. ss.507(a)(4).

D. PRIORITY UNDER 11 U.S.C. ss. 507(a)(8)

         To the extent the Debtor's tax liability for unpaid Minimum Funding Contributions arose prior to the administration of the estate, it is entitled to priority pursuant to 11 U.S.C. ss. 507(a)(8)

         8. To the extent that any portion of this claim is determined not to be entitled to priority, that amount is asserted as a general unsecured claim.

         9. The PBGC is not aware of any other claim for Minimum Funding Contributions having been filed by any person on behalf of the Plan.

         10. The PBGC reserves the right to amend, modify and supplement this proof of claim and/or to file additional proofs of claim. The filing of this proof of claim is not intended to be and shall not be construed as (1) an election of remedy or (2) a waiver or limitation of any rights of the PBGC, the Plan or any of its beneficiaries or participants. In addition, PBGC reserves the right to supplement this proof of claim with additional relevant documents.


STEPHEN D. SCHREIBER
Assistant General Counsel

BRUCE H. JAMES
Attorney

PENSION BENEFIT GUARANTY
CORPORATION ON BEHALF OF THE
SALANT CORPORATION
RETIREMENT PLAN
1200 K Street, NW
Washington, DC 20005-4026
(202) 326-4020, ext. 3235
Attorneys for Claimant Pension Benefit
Guaranty Corporation

                                                                       EXHIBIT 4


FORM B10 (Official Form 10)(4/98)
--------------------------------------------------------------------------------
United States Bankruptcy Court   SOUTHERN District of NEW YORK    PROOF OF CLAIM
--------------------------------------------------------------------------------
Name of Debtor                         Case Number

SALANT CORPORATION                     98-10107 (CB)
----------------------------------------------------------------
Note:  This form should not be sued to make a claim for an
administrative expense arising after the commencement of the case.  A "request" for payment of an administrative expense may be filed pursuant to 11 U.S.C. Section 503.
----------------------------------------------------------------
Name of Creditor (The person or        [ ] Check box if you are
other entity to whom the debtor            aware that anyone else
owes money or property):                   has filed a proof of
                                           claim relating to your
PENSION BENEFIT GUARANTY                   claim.  Attach copy
CORPORATION                                of statement giving
                                           particulars.
-------------------------------------
Name and address where notices
should be sent:                        [X] Check box if you have
                                           never received any
Pension Benefit Guaranty Corporation       notices from the
Office of the General Counsel,              bankruptcy court in
Attn:  Bruce H. James, Esq.                this case.
1200 K. Street, N.W., Suite 3105
Washington, D.C. 20005-4026            [ ] Check box if the
                                           address differs from
                                           the address on the
                                           envelope sent to you
                                           by the court.
Telephone number:
     202-326-4020, ext. 3235
--------------------------------------------------------------------------------
Account or other number by which       Check here     [ ] replaces
creditor identifies debtor:            if this claim  [ ] amends a previously
                                                          filed claim,
                                                          dated: _______________
--------------------------------------------------------------------------------
1.  Basis for Claim
    [ ] Goods sold                     [ ] Retiree benefits as defined in
    [ ] Services performed                 11 U.S.C. Section 1114(a)
    [ ] Money loaned                   [ ] Wages, salaries, and compensation
    [ ] Personal injury/wrongful           (fill out below)
        death
    [ ] Taxes                              Your SS#: _____ ______ _______
    [X] Other                              Unpaid Compensation for services
             Statutory liability           performed
             under 29 U.S.C.               from ______________ to ______________
             Sections 1362, 1368                    (date)           (date)
             (see attached
             statement)

--------------------------------------------------------------------------------
2.  Date debt was incurred:             3.  If court judgment, date obtained:

    Arises from before the petition
    date through date of plan
    termination
--------------------------------------------------------------------------------
4.  Total Amount of Claim at Time Case Filed:       $UNLIQUIDATED
                                                     ------------

    If all or part of your claim is secured or entitled to priority, also complete Item 5 or 6 below.

[X] Check this box if claim includes interest or other charges in addition to the principal amount of the claim. Attach itemized statement of all interest or additional charges
--------------------------------------------------------------------------------
5.  Secured Claim.

[ ] Check this box if your claim is secured by collateral (including a right of setoff).

    Brief Description of Collateral:

    [ ] Real Estate      [ ] Motor Vehicle

        [ ] Other ___________________

    Value of Collateral:  $_____________________



Amount of arrearage and other charges at time case filed included in secured claim, if any: $______________________
--------------------------------------------------------------------------------
6.  Unsecured Priority Claim.

[X] Check this box if you have an unsecured priority claim

    Amount entitled to priority $  UNLIQUIDATED
                                   ------------
    Specify the priority of the claim:

[ ] Wages, salaries, or commissions (up to $4300), * earned within 90 days before filing of the bankruptcy petition or cessation of the debtor's business, whichever is earlier -- 11 U.S.C. Section 507(a)(3).

[ ] Contributions to an employee benefit plan -- 11 U.S.C. Section 507(a)(4).

[ ] Up to $1,950* of deposits toward purchase, lease, or rental of property or services for personal, family, or household use -- 11 U.S.C.
    Section 507(a)(6)

[ ] Alimony, maintenance, or support owed to a spouse, former spouse, or child -- 11 U.S.C. Section 507(a)(7).

[ ] Taxes or penalties owed to governmental units -- 11 U.S.C.
    Section 507(a)(8).

[X] Other -- Specify applicable paragraph of 11 U.S.C. Section 507(a)
    (1), 503(b)(1)
    --------------

(see attached statement)
*  Amounts are subject to adjustment on 4/1/98 and every 3 years thereafter with respect to cases commenced on or after the date of adjustment.
--------------------------------------------------------------------------------
7.  Credits:  The amount of all payments on this      THIS SPACE IS FOR
    claim has been credited and deducted for          COURT USE ONLY
    the purpose of making this proof of claim.

8.  Supporting Documents:  Attach copies of
    supporting documents, such as promissory notes, purchase orders, invoices, itemized statements of running accounts, contracts, court judgments, mortgages, security agreements, and evidence of perfection of lien. DO NOT SEND
    ORIGINAL DOCUMENTS.  If the documents
    are not available, explain.  If the
    documents are voluminous, attach
    a summary.

9.  Date-Stamped Copy:  To receive an
    acknowledgment of the filing of your
    claim, enclose a stamped,
    self-addressed envelope and copy
    of this proof of claim.
-------------------------------------------------
Date           Sign and print the name and title,
               if any, of the creditor or other
               person authorized to file this
               claim (attach copy of power of
               attorney, if any):

               Stephen D. Schreiber
               Assistant General Counsel
--------------------------------------------------------------------------------
Penalty for presenting fraudulent claim: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. Sections 152 and 3571.
--------------------------------------------------------------------------------

Bruce H. James (BJ-2184)
Pension Benefit Guaranty Corporation
Office of the General Counsel
1200 K Street, NW, Suite 3105
Washington, DC 20005-4026
(202) 326-4020, ext. 3235

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

IN RE

SALANT CORPORATION,

Debtor

Chapter 11
Case No. 98 B 10107(CB)

                                           STATEMENT IN SUPPORT OF CLAIM

          The Pension Benefit Guaranty Corporation ("PBGC") hereby sets forth its claim against SALANT Corporation (hereinafter the "Debtor"), stating:

          1. PBGC is a wholly-owned United States Government corporation created under Title IV of the Employee Retirement income Security Act of 1974 ("ERISA.'), 29 U.S.C. ss.ss. 1301-1461 (1994 and Supp. II 1996), to administer the mandatory pension plan termination insurance program established under Title IV of ERISA. The PBGC guarantees the payment of certain pension benefits upon termination of a pension plan to which Title I\' applies. See 29 U.S.C. ss.ss. 1321, 1322.

          2. The SALANT Corporation Pension Plan (the "Hourly Plan") and the SALANT Corporation Retirement Plan (the "Salaried Plan) (collectively the "Plans"), are tax-qualified, single employer, defined benefit pension plans covered by Title IV of ERISA. 29 U.S.C. ss. 1321.

         3. The Debtor is the contributing sponsor of the Plans, within the meaning of 29 U.S.C. ss. 1301(a)(13).

         4. A contributing sponsor is a "designated payor" under 29 U.S.C. ss. 1307(e)(1)(A), and as such, is liable for premiums, interest, and penalties imposed by ERISA for plans covered by Title IV of ERISA. See 29 U.S.C. ss. 1307(a), (b) and (e); 29 C.F.R. ss. 4007.12(a).

         5. This claim is made pursuant to 29 U.S.C. ss. 1307(a), (b) and (e), for unpaid premiums, plus interest and penalties.

         6. This claim includes unpaid premiums that may become due during the administration of the Debtor's estate. Such amounts are entitled to priority under 11 U.S.C. ss.ss. 507(a)(1) and 503(b)(1)(A).

         7. The amount of this claim is unliquidated at this time. Pursuant to 29 U.S.C. ss. 1307(a), PBGC premiums are due until a plan's assets are distributed pursuant to a termination procedure or, if earlier, until a trustee is appointed pursuant to 29 U.S.C. ss. 1342. Since neither event has occurred, premiums continue to accrue and the total amount of premiums due cannot be determined. When the amount can be finally determined, the PBGC will amend this claim as necessary.

         8. Any amount of the premiums due with respect to the Plans which is determined not to be entitled to priority is hereby filed as a general unsecured claim.

         9. The PBGC reserves the right to amend, modify and supplement this proof of claim and/or to file additional proofs of claim. The filing of this proof of claim is not intended to be and shall not be construed as (1) an election of remedy or (2) a waiver or limitation of any rights of the PBGC, the Plans or any of its beneficiaries or participants.


STEPHEN D. SCHREIBER
Assistant General Counsel

BRUCE H. JAMES (BJ-2184)
Attorney

PENSION BENEFIT GUARANTY
CORPORATION
Office of the General Counsel
1200 K Street, N.W.
Washington D.C. 20005-4026
(202) 326-4020, ext. 3235
Attorneys for Claimant

                                                                       EXHIBIT 5


FORM B10 (Official Form 10)(4/98)
--------------------------------------------------------------------------------
United States Bankruptcy Court   SOUTHERN District of NEW YORK    PROOF OF CLAIM
--------------------------------------------------------------------------------
Name of Debtor                         Case Number

SALANT CORPORATION                     98-10107 (CB)
----------------------------------------------------------------
Note:  This form should not be sued to make a claim for an
administrative expense arising after the commencement of the case.  A "request" for payment of an administrative expense may be filed pursuant to 11 U.S.C. Section 503.
----------------------------------------------------------------
Name of Creditor (The person or        [ ] Check box if you are
other entity to whom the debtor            aware that anyone else
owes money or property):                   has filed a proof of
                                           claim relating to your
PENSION BENEFIT GUARANTY                   claim.  Attach copy
CORPORATION                                of statement giving
                                           particulars.
-------------------------------------
Name and address where notices
should be sent:                        [X] Check box if you have
                                           never received any
Pension Benefit Guaranty Corporation       notices from the
Office of the General Counsel,             bankruptcy court in
Attn:  Bruce H. James, Esq.                this case.
1200 K. Street, N.W., Suite 3105
Washington, D.C. 20005-4026            [ ] Check box if the
                                           address differs from
                                           the address on the
                                           envelope sent to you
                                           by the court.
Telephone number:
     202-326-4020, ext. 3235
--------------------------------------------------------------------------------
Account or other number by which       Check here     [ ] replaces
creditor identifies debtor:            if this claim  [ ] amends a previously
                                                          filed claim,
                                                          dated: _______________
--------------------------------------------------------------------------------
1.  Basis for Claim
    [ ] Goods sold                     [ ] Retiree benefits as defined in
    [ ] Services performed                 11 U.S.C. Section 1114(a)
    [ ] Money loaned                   [ ] Wages, salaries, and compensation
    [ ] Personal injury/wrongful           (fill out below)
        death
    [ ] Taxes                              Your SS#: _____ ______ _______
    [X] Other                              Unpaid Compensation for services
             Statutory liability           performed
             under 29 U.S.C.               from ______________ to ______________
             Sections 1362, 1368                    (date)           (date)
             (see attached
             statement)

--------------------------------------------------------------------------------
2.  Date debt was incurred:             3.  If court judgment, date obtained:

    Arises from before the petition
    date through date of plan
    termination
--------------------------------------------------------------------------------
4.  Total Amount of Claim at Time Case Filed:       $UNLIQUIDATED
                                                     ------------

    If all or part of your claim is secured or entitled to priority, also complete Item 5 or 6 below.

[ ] Check this box if claim includes interest or other charges in addition to the principal amount of the claim. Attach itemized statement of all interest or additional charges
--------------------------------------------------------------------------------
5.  Secured Claim.

[ ] Check this box if your claim is secured by collateral (including a right of setoff).

    Brief Description of Collateral:

    [ ] Real Estate      [ ] Motor Vehicle

        [ ] Other ___________________

    Value of Collateral:  $_____________________



Amount of arrearage and other charges at time case filed included in secured claim, if any: $______________________
--------------------------------------------------------------------------------
6.  Unsecured Priority Claim.

[ ] Check this box if you have an unsecured priority claim

    Amount entitled to priority $  UNLIQUIDATED
                                   ------------
    Specify the priority of the claim:

[ ] Wages, salaries, or commissions (up to $4300), * earned within 90 days before filing of the bankruptcy petition or cessation of the debtor's business, whichever is earlier -- 11 U.S.C. Section 507(a)(3).

[ ] Contributions to an employee benefit plan -- 11 U.S.C. Section 507(a)(4).

[ ] Up to $1,950* of deposits toward purchase, lease, or rental of property or services for personal, family, or household use -- 11 U.S.C.
    Section 507(a)(6)

[ ] Alimony, maintenance, or support owed to a spouse, former spouse, or child -- 11 U.S.C. Section 507(a)(7).

[ ] Taxes or penalties owed to governmental units -- 11 U.S.C.
    Section 507(a)(8).

[ ] Other -- Specify applicable paragraph of 11 U.S.C. Section 507(a)
    (1), 503(b)(1)
    --------------

(see attached statement)
*  Amounts are subject to adjustment on 4/1/98 and every 3 years thereafter with respect to cases commenced on or after the date of adjustment.
--------------------------------------------------------------------------------
7.  Credits:  The amount of all payments on this      THIS SPACE IS FOR
    claim has been credited and deducted for          COURT USE ONLY
    the purpose of making this proof of claim.

8.  Supporting Documents:  Attach copies of
    supporting documents, such as promissory notes, purchase orders, invoices, itemized statements of running accounts, contracts, court judgments, mortgages, security agreements, and evidence of perfection of lien. DO NOT SEND
    ORIGINAL DOCUMENTS.  If the documents
    are not available, explain.  If the
    documents are voluminous, attach
    a summary.

9.  Date-Stamped Copy:  To receive an
    acknowledgment of the filing of your
    claim, enclose a stamped,
    self-addressed envelope and copy
    of this proof of claim.
-------------------------------------------------
Date           Sign and print the name and title,
               if any, of the creditor or other
               person authorized to file this
               claim (attach copy of power of
               attorney, if any):

               Stephen D. Schreiber
               Assistant General Counsel
--------------------------------------------------------------------------------
Penalty for presenting fraudulent claim: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. Sections 152 and 3571.
--------------------------------------------------------------------------------

Bruce H. James (BJ2184)
Pension Benefit Guaranty Corporation
Of Office the General Counsel
1200 K Street, NW, Suite 3105
Washington, DC 200054026
(202) 326-4020 ext. 3235

UNTIED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

IN RE
   SALANT CORPORATION,

Debtor.

Chapter 11
Case No. 98 B 10107(CB)

STATEMENT IN SUPPORT OF CLAIM

         The Pension Benefit Guaranty Corporation ("PBGC") hereby sets forth its claim against Salant Corporation (hereinafter the "Debtor") stating:

         1. PBGC is a wholly-owned United States Government corporation created under Title IV of the Employee Retirement Income Security Act of 1974 ("ERISA"), 29 U.S.C. ss. ss. 1301 -1461 (1994 and Supp. II 1996), to administer the mandatory pension plan termination insurance program established under Title IV of ER ISA The PBGC guarantees the payment of certain pension benefits upon termination of a pension plan to which Title IV applies.
See 29 U.S.C. ss.ss.1321, 1322.

         2. The SALANT Corporation Pension Plan (the "Hourly Plan") and the Salant Corporation Retirement Plan (the "Salaried Plan") (collectively the "Plans") are tax-qualified single employer, defined benefit pension plans covered by Title IV of ERISA. 29 U.S.C. ss. 1321.

         3. The Debtor is the contributing sponsor of the Plans, within the meaning of 29 U.S.C. ss. 1301(a)(13).

         4. If an employer ceases operations at a facility in any location and, as a result more than 20 percent of the total number of active participants in a pension plan are separated from employment, 29 U.S.C. 5 1362(e) provides that the employer shall he treated as if it were "a substantial employer under a plan to which more than ores employer makes contributions and the provisions of 29 U.S.C. ss.ss. 1363, 1364, and 1365 shall apply."

         5. If an event which is described in 29 U. S.C. ss. 1362(o) occurs with respect to a pension plan, 29 U.S.C. 5 1363 provides, inter alia, for the imposition of liability to the PBGC on the employer sponsoring the plan That liability is equal to an allocable share of the total underfunding of the pension plan and may be returned to the employer if the pension plan does not terminate during the next five years.

         6. By letter dated March 20, 1998, the Debtor reported to the PBGC that an event described in 29 U.S.C. 5 1362(e) occurred in 1996 when it closed its Thomson Company division.

         7. On information and belief one or more events described in 29 U.S.C. 5 1362(o) may occur as a result of actions contemplated in the Debtor's proposed First Amended Plan of Reorganization.

                8. As a result, the Debtor may be liable to the PBGC under 29 U.S.C. ss. 1363.

            9. The PBGC is unable to determine the amount of this claim at this time.

         10. The PBGC reserves the right to amend, modify and supplement this proof of claim and/or to file additional proofs of claim for additional claims. The filing of this claim is not intended to be sad shall not be construed as (1) en election of remedy or (2) a waiver or limitation of any rights of the PBGC, the Plans or any of its beneficiaries or participants in addition, the PBGC reserves the right to supplement this claim with additional documents. This claim may be subject to a right of set off by PBGC as an agency of the United States Government and the United States' right to withhold subject to offset amounts due from another Federal entity.


S STEPHEN D. SCHREIBER
Assistant General Counsel

BRUCE H. JAMES (BJ 2184)
Attorney

PENSION BENEFIT GUARANTY
CORPORATION
Office of the General Counsel
1200 K Street, N.W.
Washington D.C. 20005-4026
(202) 326-4020, ext. 3235
Attorneys for Claimant